Exhibit 4.10

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO REGISTRATION UNDER THE ACT.

AMENDED

10% CONVERTIBLE NOTE

FOR VALUE RECEIVED, Pacific Gold Corp., a Nevada corporation (the “Borrower”), hereby promises to pay to Richard Jagodnik (the “Holder”) or his registered assigns or successors in interest, or order the sum of Sixty Thousand Dollars ($60,000.00) (the “Principal Amount”), all of which will be due and payable On Demand (the “Maturity Date”) if not paid sooner in accordance with the terms hereof.

1.

This Amended 10% Convertible Note (the “Note”) replaces and amends a portion that certain Promissory Note dated April 26, 2012 by and between Pacific Gold Corp and Richard Jagodnik in the amount of Two Hundred and Twenty Five Thousand Dollars ($225,000.00). The Borrower has additionally consented to certain amendments to this Note as reflected herein.

The following terms shall apply to the Note:

ARTICLE I

INTEREST, AMORTIZATION AND CONVERSION

1.1

Interest, Rate and Payments. This Note shall bear interest, on an annual basis, at the rate of (10%) per annum from the date of the first making of this loan until such principal amount is paid in full.  Interest hereunder shall be paid on the Maturity Date or on such earlier date as the principal amount under this Note becomes due and payable in accordance with the terms hereof and shall be computed on the basis of a 365 day year for the actual number of days elapsed, commencing on the date of this Note with the final such payment due on the Maturity Date, unless due sooner by acceleration or otherwise.

1.2

Interest Payments in Cash or Stock. Interest on this Note shall be payable in cash or stock, at the election of the Holder and subject to customary conditions for publicly traded companies’ stock. The Borrower shall pay the Holder an amount equal to 100% of the amount of the interest due and owing to the Holder on the Maturity Date in cash. If, however, the Holder elects to receive interest in shares (“Interest Shares”) of Common Stock, (“Common Stock”) of the Borrower, the number of such shares to be issued by the Borrower to the Holder on such Maturity Date shall be the number determined by dividing (x) the portion of the interest amount payable in shares of Common Stock (“Common Shares”), by the Conversion Price (as defined below). The foregoing is conditioned upon the Interest Shares being registered under the Securities Exchange Act of 1934, as amended, or resale of the Interest Shares is exempt from registration and the Interest Shares are issued without any restrictive legend, and the Borrower having filed all reports due to be filed by it under such Act, and to the extent this condition is not satisfied at a particular Repayment Date, the Borrower shall be required to pay the amount due in cash only.

1.3

Conversion Price. For purposes of this Note, the "Conversion Price" shall equal the Variable Conversion Price. Variable Conversion Price (as defined herein) (subject to equitable adjustments as set forth herein). The "Variable Conversion Price" shall mean 53% multiplied by the Market Price (as defined herein) representing a discount of 47%. "Market Price" means the average of the lowest three (3) Trading Prices (as defined below) for the common stock during the 20 trading day period ending one Trading Day prior to the date the conversion notice is sent by the holder. "Trading Price" means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTCBB is not the principle trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

1.4

Limitation On Conversion Right. In no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder.

1.5

Principal Payments. (a) Subject to and upon compliance with the provisions hereof, the Holder shall have the right, at the Holder’s option, at any time or from time, to convert all or any part of the unpaid Principal Amount and interest accrued under this Note into Common

Shares (the “Conversion Shares”), of the Borrower, at the Conversion Price. Upon any conversion of this Note, or any portion hereof, appropriate cash adjustment shall be made for or on account of any interest accrued up to the date of conversion hereon or on such portion, or for or on account of any dividends on any Common Shares issued upon such conversion, subject to the Borrower’s right to pay interest in shares pursuant to Section 1.2 and Holder’s right to convert such interest as provided in this Section 1.5.

(b)

In order to exercise the conversion privilege, the Holder shall submit a notice of conversion to the Borrower at the principal executive offices of the Borrower, or, if less than the entire unpaid Principal Amount hereof and interest thereon is to be converted, the portion hereof to be converted. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Conversion Shares shall be issued. After the receipt of such notice, the Borrower shall issue and shall deliver at said offices to the Holder, or on his written order, a certificate or certificates for the number of full Conversion Shares issuable (or portion hereof) and provision shall be made for any fraction of a Share as provided in subsection (c) hereof. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Borrower and conversion shall be at the Conversion Price in effect at such time on such date, and at such time the rights of the Holder as such Holder shall cease, in the event that the full Principal Amount and all interest thereon are converted, and the person or persons in whose name or names any certificate or certificates for Conversion Shares shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby. Upon conversion of only a part of the unpaid Principal Amount, the Borrower shall execute and deliver to or on the order of the Holder at said offices, at the expense of the Borrower if requested by Holder, a new Note in the principal amount equal to the unconverted portion of such unpaid Principal Amount and interest, which new Note shall be dated and bear interest from the date to which interest shall have been paid on such unconverted portion.

(c)

No fractional Shares or scrip or warrants shall be issued upon conversion of the Note. If more than $1,000 principal amount of the Note shall be surrendered for conversion at any one time by the same Holder, the number of full Conversion Shares shall be computed on the basis of the aggregate unpaid principal amount of the Note (or portion thereof) so surrendered. Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of the Note (or portion thereof), the Borrower shall pay a cash adjustment in respect of such fractional Conversion Share in an amount equal to the same fraction of the then current fair value of a Share, as reasonably determined by the Borrower.

(d)

The number of Common Shares outstanding at any given time shall not include Shares owned or held by or for the account of the Borrower, but the disposition of any such Shares shall be considered an issue or sale of Common Shares.

(e)

In case the Borrower shall at any time subdivide its outstanding Common Shares into a greater number of Common Shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Borrower shall be combined into a smaller number of

Common Shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(f)

If any consolidation or merger of the Borrower with or into another corporation, or the sale of all or substantially all its assets to another corporation shall be effected, or in case of any capital reorganization or reclassification of the capital stock of the corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of the Note shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Shares of the Borrower immediately theretofore receivable upon the conversion of the Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Common Shares immediately theretofore so receivable by such holder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any Common Shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. The Borrower shall not effect any such consolidation, merger, sale, reclassification or reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Borrower) resulting from such consolidation, merger, reclassification or reorganization or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

(g)

Upon any adjustment of the Conversion Price, then and in each such case the Borrower shall give written notice thereof, by first class mail, postage prepared, to the Holder, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(h)

Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.5, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

(i)

Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(j)

Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified.

1.6

Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved five times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the “Reserved Amount”). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

ARTICLE II

REPAYMENT

2.1

No Prepayment. There shall be no prepayment of this Note.

ARTICLE III

EVENTS OF DEFAULT

Upon the occurrence and continuance of an Event of Default (as hereinafter defined) beyond any applicable grace period, the Holder may, by notice to Borrower, make all sums of principal, interest and other fees then remaining unpaid and all other amounts payable under this Note immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower. In the event of an Event of Default pursuant to Section 3.3 below has occurred, then this entire Note shall automatically become due and payable without any notice or other action by Holder. In the event of such an acceleration, the amount due and owing to the Holder shall be 150% of the outstanding Principal Amount of the Note (plus accrued and unpaid interest and fees, if any) (the “Default Payment”). The Default Payment shall be applied first to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note.

The occurrence of any of the following events set forth in Sections 3.1 through 3.16 inclusive, is an “Event of Default”:

3.1

Failure to Pay Principal and/or Interest. The Borrower fails to pay when due any Principal Amount or any installment of interest or other fees provided in this Note in accordance with this Note, and any such failure shall continue for a period of one day following the date upon which the payment was due.

3.2

Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the  Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive  legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty eight (48) hours of a demand from the Holder.

3.3

Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

3.4

Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5

Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6

Judgments. A final judgement is entered against the Company for money damages in an amount in excess of $200,000, which is not stayed by appropriate proceedings within sixty days from the date the judgment is entered, not including $175,000.00 in tax liens, plus interest which has been entered into against the Borrower.

3.7

Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

3.8

Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

3.9

Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10

Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11

Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due such that the Borrower would be considered a “Shell” company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, provided, however, that any disclosure of the Borrower cannot pay its debts as they become due.

3.12

Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.13

Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.14

Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

3.15

Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.16

Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. “Other Agreements” means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default  Sum (as defined herein). UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT SPECIFIED IN SECTION 3.2, THE NOTE SHALL

BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE HOLDER, IN FULL SATISFACTION OF ITS OBLIGATIONS HEREUNDER, AN AMOUNT EQUAL TO: (Y) THE DEFAULT SUM (AS DEFINED HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due on this Note upon a Trading Market Prepayment Event pursuant to Section 1.7 or upon acceleration), 3.3, 3.4, 3.6, 3.8, 3.9, 3.11, 3.12, 3.13, 3.14, and/or 3. 15 exercisable through the delivery of written notice to the Borrower by such Holders (the “Default Notice”), and upon the occurrence of an Event of Default specified the remaining sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3,1 hereof), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Section 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) or (ii) the “parity value” of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such Default Sum in accordance with Article I, treating the Trading Day immediately preceding the Mandatory Prepayment Date as the “Conversion Date” for purposes of determining the  lowest applicable Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or  notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV

MISCELLANEOUS

4.1

Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2

Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Subscription Agreement executed in connection with this Note, and to the Holder at the address provided in the Subscription Agreement for such Holder, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other. A notice of conversion shall be deemed given when made to the Borrower.

4.3

Amendment Provision. The “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 2.1 hereof, as it may be amended or supplemented.

4.4

Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of applicable law, such assignment to be effective upon delivery of written notice to Borrower from Holder. This Note shall not be assigned by the Borrower without the consent of the Holder.

4.5

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both the Borrower and the Holder agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained in this Note shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of the Holder.

4.6

Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

4.7

Collection. Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, the Holder or any other holder of this Note shall, if permitted by applicable law, be entitled to collect from the Borrower all reasonable costs of collection, including, without limitation, attorneys’ fees and expenses.

4.8

Borrower hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of February 5, 2013.

Pacific Gold Corp.

By:	/s/ Mitchell Geisler

Name:	Mitchell Geisler

Title:	COO

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO REGISTRATION UNDER THE ACT.

AMENDED

10% CONVERTIBLE NOTE

FOR VALUE RECEIVED, Pacific Gold Corp., a Nevada corporation (the “Borrower”), hereby promises to pay to Richard Jagodnik (the “Holder”) or his registered assigns or successors in interest, or order the sum of Fifty Thousand Dollars ($50,000.00) (the “Principal Amount”), all of which will be due and payable On Demand (the “Maturity Date”) if not paid sooner in accordance with the terms hereof.

1.

This Amended 10% Convertible Note (the “Note”) replaces and amends a portion that certain Promissory Note dated April 26, 2012 by and between Pacific Gold Corp and Richard Jagodnik in the amount of Two Hundred and Twenty Five Thousand Dollars ($225,000.00). The Borrower has additionally consented to certain amendments to this Note as reflected herein.

The following terms shall apply to the Note:

ARTICLE I

INTEREST, AMORTIZATION AND CONVERSION

1.1

Interest, Rate and Payments. This Note shall bear interest, on an annual basis, at the rate of (10%) per annum from the date of the first making of this loan until such principal amount is paid in full.  Interest hereunder shall be paid on the Maturity Date or on such earlier date as the principal amount under this Note becomes due and payable in accordance with the terms hereof and shall be computed on the basis of a 365 day year for the actual number of days elapsed, commencing on the date of this Note with the final such payment due on the Maturity Date, unless due sooner by acceleration or otherwise.

1.2

Interest Payments in Cash or Stock. Interest on this Note shall be payable in cash or stock, at the election of the Holder and subject to customary conditions for publicly traded companies’ stock. The Borrower shall pay the Holder an amount equal to 100% of the amount of the interest due and owing to the Holder on the Maturity Date in cash. If, however, the Holder elects to receive interest in shares (“Interest Shares”) of Common Stock, (“Common Stock”) of the Borrower, the number of such shares to be issued by the Borrower to the Holder on such Maturity Date shall be the number determined by dividing (x) the portion of the interest amount payable in shares of Common Stock (“Common Shares”), by the Conversion Price (as defined below). The foregoing is conditioned upon the Interest Shares being registered under the Securities Exchange Act of 1934, as amended, or resale of the Interest Shares is exempt from registration and the Interest Shares are issued without any restrictive legend, and the Borrower having filed all reports due to be filed by it under such Act, and to the extent this condition is not satisfied at a particular Repayment Date, the Borrower shall be required to pay the amount due in cash only.

1.3

Conversion Price. For purposes of this Note, the "Conversion Price" shall equal the Variable Conversion Price. Variable Conversion Price (as defined herein) (subject to equitable adjustments as set forth herein). The "Variable Conversion Price" shall mean 53% multiplied by the Market Price (as defined herein) representing a discount of 47%. "Market Price" means the average of the lowest three (3) Trading Prices (as defined below) for the common stock during the 20 trading day period ending one Trading Day prior to the date the conversion notice is sent by the holder. "Trading Price" means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTCBB is not the principle trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

1.4

Limitation On Conversion Right. In no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder.

1.5

Principal Payments. (a) Subject to and upon compliance with the provisions hereof, the Holder shall have the right, at the Holder’s option, at any time or from time, to convert all or any part of the unpaid Principal Amount and interest accrued under this Note into Common

Shares (the “Conversion Shares”), of the Borrower, at the Conversion Price. Upon any conversion of this Note, or any portion hereof, appropriate cash adjustment shall be made for or on account of any interest accrued up to the date of conversion hereon or on such portion, or for or on account of any dividends on any Common Shares issued upon such conversion, subject to the Borrower’s right to pay interest in shares pursuant to Section 1.2 and Holder’s right to convert such interest as provided in this Section 1.5.

(b)

In order to exercise the conversion privilege, the Holder shall submit a notice of conversion to the Borrower at the principal executive offices of the Borrower, or, if less than the entire unpaid Principal Amount hereof and interest thereon is to be converted, the portion hereof to be converted. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Conversion Shares shall be issued. After the receipt of such notice, the Borrower shall issue and shall deliver at said offices to the Holder, or on his written order, a certificate or certificates for the number of full Conversion Shares issuable (or portion hereof) and provision shall be made for any fraction of a Share as provided in subsection (c) hereof. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Borrower and conversion shall be at the Conversion Price in effect at such time on such date, and at such time the rights of the Holder as such Holder shall cease, in the event that the full Principal Amount and all interest thereon are converted, and the person or persons in whose name or names any certificate or certificates for Conversion Shares shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby. Upon conversion of only a part of the unpaid Principal Amount, the Borrower shall execute and deliver to or on the order of the Holder at said offices, at the expense of the Borrower if requested by Holder, a new Note in the principal amount equal to the unconverted portion of such unpaid Principal Amount and interest, which new Note shall be dated and bear interest from the date to which interest shall have been paid on such unconverted portion.

(c)

No fractional Shares or scrip or warrants shall be issued upon conversion of the Note. If more than $1,000 principal amount of the Note shall be surrendered for conversion at any one time by the same Holder, the number of full Conversion Shares shall be computed on the basis of the aggregate unpaid principal amount of the Note (or portion thereof) so surrendered. Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of the Note (or portion thereof), the Borrower shall pay a cash adjustment in respect of such fractional Conversion Share in an amount equal to the same fraction of the then current fair value of a Share, as reasonably determined by the Borrower.

(d)

The number of Common Shares outstanding at any given time shall not include Shares owned or held by or for the account of the Borrower, but the disposition of any such Shares shall be considered an issue or sale of Common Shares.

(e)

In case the Borrower shall at any time subdivide its outstanding Common Shares into a greater number of Common Shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Borrower shall be combined into a smaller number of

Common Shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(f)

If any consolidation or merger of the Borrower with or into another corporation, or the sale of all or substantially all its assets to another corporation shall be effected, or in case of any capital reorganization or reclassification of the capital stock of the corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of the Note shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Shares of the Borrower immediately theretofore receivable upon the conversion of the Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Common Shares immediately theretofore so receivable by such holder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any Common Shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. The Borrower shall not effect any such consolidation, merger, sale, reclassification or reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Borrower) resulting from such consolidation, merger, reclassification or reorganization or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

(g)

Upon any adjustment of the Conversion Price, then and in each such case the Borrower shall give written notice thereof, by first class mail, postage prepared, to the Holder, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(h)

Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.5, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

(i)

Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(j)

Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified.

1.6

Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved five times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the “Reserved Amount”). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

ARTICLE II

REPAYMENT

2.1

No Prepayment. There shall be no prepayment of this Note.

ARTICLE III

EVENTS OF DEFAULT

Upon the occurrence and continuance of an Event of Default (as hereinafter defined) beyond any applicable grace period, the Holder may, by notice to Borrower, make all sums of principal, interest and other fees then remaining unpaid and all other amounts payable under this Note immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower. In the event of an Event of Default pursuant to Section 3.3 below has occurred, then this entire Note shall automatically become due and payable without any notice or other action by Holder. In the event of such an acceleration, the amount due and owing to the Holder shall be 150% of the outstanding Principal Amount of the Note (plus accrued and unpaid interest and fees, if any) (the “Default Payment”). The Default Payment shall be applied first to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note.

The occurrence of any of the following events set forth in Sections 3.1 through 3.16 inclusive, is an “Event of Default”:

3.1

Failure to Pay Principal and/or Interest. The Borrower fails to pay when due any Principal Amount or any installment of interest or other fees provided in this Note in accordance with this Note, and any such failure shall continue for a period of one day following the date upon which the payment was due.

3.2

Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the  Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive  legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty eight (48) hours of a demand from the Holder.

3.3

Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

3.4

Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5

Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6

Judgments. A final judgement is entered against the Company for money damages in an amount in excess of $200,000, which is not stayed by appropriate proceedings within sixty days from the date the judgment is entered, not including $175,000.00 in tax liens, plus interest which has been entered into against the Borrower.

3.7

Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

3.8

Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

3.9

Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10

Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11

Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due such that the Borrower would be considered a “Shell” company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, provided, however, that any disclosure of the Borrower cannot pay its debts as they become due.

3.12

Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.13

Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.14

Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

3.15

Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.16

Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. “Other Agreements” means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default  Sum (as defined herein). UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT SPECIFIED IN SECTION 3.2, THE NOTE SHALL

BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE HOLDER, IN FULL SATISFACTION OF ITS OBLIGATIONS HEREUNDER, AN AMOUNT EQUAL TO: (Y) THE DEFAULT SUM (AS DEFINED HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due on this Note upon a Trading Market Prepayment Event pursuant to Section 1.7 or upon acceleration), 3.3, 3.4, 3.6, 3.8, 3.9, 3.11, 3.12, 3.13, 3.14, and/or 3.15 exercisable through the delivery of written notice to the Borrower by such Holders (the “Default Notice”), and upon the occurrence of an Event of Default specified the remaining sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3,1 hereof), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Section 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) or (ii) the “parity value” of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such Default Sum in accordance with Article I, treating the Trading Day immediately preceding the Mandatory Prepayment Date as the “Conversion Date” for purposes of determining the  lowest applicable Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or  notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV

MISCELLANEOUS

4.1

Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2

Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Subscription Agreement executed in connection with this Note, and to the Holder at the address provided in the Subscription Agreement for such Holder, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other. A notice of conversion shall be deemed given when made to the Borrower.

4.3

Amendment Provision. The “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 2.1 hereof, as it may be amended or supplemented.

4.4

Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of applicable law, such assignment to be effective upon delivery of written notice to Borrower from Holder. This Note shall not be assigned by the Borrower without the consent of the Holder.

4.5

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both the Borrower and the Holder agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained in this Note shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of the Holder.

4.6

Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

4.7

Collection. Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, the Holder or any other holder of this Note shall, if permitted by applicable law, be entitled to collect from the Borrower all reasonable costs of collection, including, without limitation, attorneys’ fees and expenses.

4.8

Borrower hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of March 19, 2013.

Pacific Gold Corp.

By:	/s/ Mitchell Geisler

Name:	Mitchell Geisler

Title:	COO